                                                                    EXHIBIT 10.2

                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                       OF
                            EMERGISOFT HOLDING, INC.


SECTION 1.  PURPOSE OF THE PLAN

     This 2001 Non-Employee Director Stock Option Plan of Emergisoft Holding, Inc. is intended as an incentive to retain as independent directors on the Board of Directors of the Company, persons of training, experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.


SECTION 2.  DEFINITIONS.

     AS used herein, the following terms shall have the meanings indicated:

          (a)   "Award" shall mean the grant of an Option under this Plan.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c) "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

          (d) "Company" shall mean Emergisoft Holding, Inc., a Nevada corporation.

          (e) "Date of Grant" shall mean the date on which an Award is granted to an Eligible Person pursuant to Section 6(c) or Section 6
          (d) hereof.

          (f)   "Director" shall mean a member of the Board.

          (g) "Eligible Person(s)" shall mean those persons who are Directors of the Company and are not Employees, regardless of any affiliation of the Director with any major shareholder of the Company.

          (h) "Employee(s)" shall mean those persons who are full-time employees and/or officers of the Company or who are full-time employees of any Subsidiary.

          (i) "ERISA" shall mean the Employee Retirement Income Security Act, as amended.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation,
          (ii) if the Common Stock is quoted
          on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for the trading day of the Common Stock on such system prior to the Date of Grant, or (iii) if neither clause (i) nor clause (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

          (l) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

          (m) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422A of the Internal Revenue Code.

          (n) "Option" (when capitalized) shall mean any stock option granted under this Plan.

          (o) "Optionee" shall mean a person to whom an Award is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.

          (p) "Plan" shall mean this 2001 Non-Employee Director Stock Option Plan of Emergisoft Holding, Inc..

          (q)   "Share(s)" shall mean a share or shares of the Common Stock.

          (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3.  TOTAL AGGREGATE SHARES.

     Subject to adjustments provided in Section 13 hereof, a total of 2,500,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Award may again be the subject of an Award under the Plan.


SECTION 4.  RULE 16B-3 PLAN AND SHAREHOLDER APPROVAL.

          The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan and any Awards shall terminate and become null and void unless this Plan is approved at or before the next annual meeting of Stockholders of the Company by stockholders of the Company owning a majority of the issued and outstanding shares of Common Stock represented at such annual meeting.

SECTION 5.  TYPE OF OPTIONS.

          An Option granted hereunder shall be a Nonqualified Stock Option.

SECTION 6.  AUTOMATIC GRANT OF AWARDS.

          (a) Awards shall be granted only to Eligible Persons. Each Award shall be evidenced by an award agreement, which shall contain terms that are not inconsistent with this Plan or applicable laws.

          (b) The Awards granted to Directors under this Plan shall be in addition to regular director's fees or other benefits with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Awards granted under the Plan shall confer upon any person any right to continue to serve as a Director.

     (c) Subject to adjustments provided in Section 13 hereof, each Eligible Person serving as a Director on January 1 of each year, beginning January 1, 2002, shall automatically be granted an Option to purchase 50,000 Shares on the first day of January of such year.


     (d) Subject to adjustments provided in Section 13 hereof, each Eligible Person who is first elected or appointed to the Board on or after January 1, 2002, shall automatically be granted an Option to purchase 250,000 Shares upon the date of such election or appointment.


          (e) Except for the automatic grants of Awards under subsections (c) and (d) of this Section 6, no Awards shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Awards within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

SECTION 7.  EXERCISE PRICE OR PURCHASE PRICE.

          (a) The exercise price of each Share placed under an Option pursuant to this Plan shall be the Fair Market Value of such Share on the Date of Grant.

SECTION 8.  VESTING SCHEDULE.

          (a) Shares subject to an Option shall vest in accordance with Sections 8(b) or 8(c), as applicable, Section 8(d) and Section 8(e) hereof.

          (b) Option Shares subject to an Award granted under Section 6(c) hereof shall vest one year from the Date of Grant.

          (c) Option Shares subject to an Award granted under Section 6(d) hereof shall vest 20% of the total number of Shares (as adjusted pursuant to Section 13) one year from the Date of Grant and 20% on each January 1 thereafter.

          (d) Notwithstanding the foregoing, Shares subject to an Option shall vest as to all Shares then subject to the Option upon the occurrence of any of the following events:

               (l) a transaction (or series of transactions occurring within a 60-day period or pursuant to a plan approved by the Board or stockholders of the Company) occurs that has the result that stockholders of the Company immediately before such transaction cease to own directly or indirectly at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

     (2) all or substantially all of the assets of the Company shall be sold or otherwise disposed of except that an Option shall not vest as to all Shares then subject to such Option if after such sale or disposition (i) the stockholders of the Company immediately prior to such transaction continue to own at least 51% of the voting stock of the entities that acquired 50% or more in value of the assets of the Company so sold or conveyed, and (ii) the acquiring entity agrees to assume the obligations of the Company under this Agreement; or


               (3) the occurrence of a merger, consolidation or other reorganization of the Company under the terms of which the surviving entity does not assume the obligations of the Company under this Agreement.

          (e) In the event of a change in control of the Company (as hereafter defined), all Options then outstanding shall be exercisable immediately. As used herein, the term "change in control of the Company" shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of twelve (12) months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of the period; or (iii) a person (as defined in clause (i) above) acquires (or, during the twelve-month period ending on the date of the most recent acquisition by such person or group of persons, has acquired) gross assets of the Company that have an aggregate fair market value greater than or equal to fifty percent (50%) of the fair market value of all of the gross assets of the Company immediately prior to such acquisition or acquisitions.

SECTION 9.  EXERCISE OF OPTIONS.

          (a) An Option shall not be exercisable prior to the vesting of such Option. After the year anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part, with respect to Shares which have vested in accordance with Section 8 hereof.

          (b) Options may be exercised (i) during the Optionee's lifetime, solely by the Optionee, or (ii) after Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

          (c) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable award agreement, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

          (d) The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Board), or, at the option of the Optionee, in Common Stock theretofore owned by such Optionee for a period of six (6) months (or by a combination of the above). For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the Date of Exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

          (e) The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

SECTION 10  TERMINATION OF OPTION PERIOD.

     (a) The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:


               (1) if the Optionee's position as a Director of the Company terminates, other than by reason of such Optionee's death, thirty
          (30) days after the date that the Optionee's position as a Director of the Company terminates;

               (2)   one (1) year after the death of Optionee; or

               (3)   ten (10) years after the Date of Grant of such Option.

     (b) The Board of Directors of the Company in its sole discretion may, by giving written notice to an Optionee ("Cancellation Notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Section 8(d) hereof, any portion of any Option that remains unexercised on such date. Such cancellation notice shall be given to Optionee at least ten (10) days prior to the date of cancellation.


SECTION 11. TERMS OF OPTION.

          Each Option granted under this Plan shall have a term of ten (10) years from the Date of Grant of such Option.

SECTION 12.  ASSIGNABILITY OF AWARDS.

          No Award shall be assignable or otherwise transferable except by will, or the laws of descent and distribution.

SECTION 13.  ADJUSTMENTS.

          (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and, with respect to Options, the exercise price per Share) (i) subject to outstanding Options, (ii) reserved under the Plan, and (iii) granted as subsequent Awards.

          (b) The Company currently has a right to repurchase all or any portion of 75,000,000 shares of its Common Stock. Such right will expire on October 23, 2002. If at any time prior to the expiration of such repurchase right the Company exercises such right, then appropriate proportional adjustment shall be made in the number of Shares (i) subject to outstanding Options, (ii) reserved under the Plan, and (iii) granted as subsequent Awards. Any such adjustment shall be determined by the Board of Directors in its sole and absolute discretion after taking into account the effect of issuance of any securities by the Company to facilitate exercise of the repurchase right.

          (c) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Award, each Optionee shall be entitled to receive, upon the exercise of such Option, with respect to each Share (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity), and (ii) any other notes, evidences of indebtedness or other property, that the Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Shares immediately prior to such merger, consolidation or other reorganization.

          (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Awards granted under the Plan.

          (e) Without limiting the generality of the foregoing, the existence of outstanding Awards granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, (ii) any merger or consolidation of the Company, (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options, (iv) the dissolution or liquidation of the Company, (v) any sale, transfer or assignment of any or all or any part of the assets or business of the Company, or (vi) any other corporate act or proceeding whether of a similar character or otherwise.

SECTION 14.  PURCHASE FOR INVESTMENT.

          As a condition of any issuance of a stock certificate for Shares, the Board may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time his Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

SECTION 15.  EFFECTIVE DATE AND TERMINATION OF PLAN.

          The Plan is effective as of December 19, 2001. The adoption of the Plan, however, is conditioned upon the approval by the holders of a majority of the Shares of Common Stock then outstanding pursuant to Section 4. The Plan shall terminate December 19, 2011, subject to early termination by the Board pursuant to Section 16 of the Plan.

SECTION 16.  AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THIS PLAN.

          For the purposes of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any change in the provisions of Rule 16(b)-3 that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding, to (i) increase materially the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the Plan),
(ii) increase materially the benefits accruing to an Optionee under the Plan, or (iii) modify materially the requirements as to eligibility for participation in the Plan.

SECTION 17.  GOVERNMENTAL REGULATIONS.

          This Plan, and the granting of Awards and the exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 18.  MISCELLANEOUS.

          (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

          (b)   This Plan shall be governed by the laws of the State of Texas.

          (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.


                                   EMERGISOFT HOLDING, INC.



                                   By: /s/ Dan Witte


                                   Title: President and Chief Executive Officer